UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 28, 2011

ENSERVCO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9494	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

830 Tenderfoot Hill Road, Suite 310
Colorado Springs, CO 80906
Address of principal executive offices

719-867-9911
Telephone number, including
Area code

_____________________________
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.  Submission of Matters to a Vote of Security Holders

On July 28, 2011, Enservco Corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”).  At the Meeting, four proposals were submitted to the stockholders for approval as set forth in the Company’s definitive Information Statement on Schedule 14C.   As of the record date, June 14, 2011, a total of 21,778,866 shares of Company common stock were outstanding and entitled to vote.  The Company did not solicit proxies for the Meeting, instead to vote stockholders either had to attend the meeting in person or appoint their own proxy to attend and vote on their behalf.  In total, 15,652,834 shares of Company common stock were represented at the meeting, which represented approximately 72% of the shares outstanding and entitled to vote as of the record date.

At the meeting, the stockholders approved all of the proposals submitted, elected the slate of three persons to the Company’s Board of Directors, approved (through an advisory vote) the compensation of the Company’s executive officers, and recommended (through an advisory vote) the frequency at which the Company intends to seek stockholder approval of executive compensation as three years.  The votes on the proposals were cast as set forth below:

1.           Proposal No. 1 – Election of Directors.  The stockholders elected the entire slate of directors presented to the stockholders.

Name	For	Withheld

Michael D. Herman	15,652,834	0
R.V. Bailey	15,652,834	0
Gerard Laheney	15,652,834	0

2.           Proposal No. 2 – Approval, by non-binding vote, of the compensation of the Company’s executive officers.

For	Against	Abstain

15,652,834	0	0

3.           Proposal No. 3 – Recommendation, by non-binding vote, of the frequency of executive officer compensation votes.

One Year	Two Years	Three Years	Abstain

0	0	15,652,834	0

4.           Proposal No. 4 - Ratification and Approval of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain

15,652,834	0	0

After the Meeting the Company’s Board of Directors determined that consistent with the actions and recommendations of the stockholders: (i) in the future the Company will submit the compensation of its executive officers to an advisory vote of the stockholders on a tri-annual basis; and (ii) confirmed that Ehrhardt Keefe Steiner & Hottman PC will serve as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011.

After the Meeting, the Company’s Board of Directors also re-elected the following executive officers of the Company:

▪	Michael D. Herman – Chairman, Principal Executive Officer, Chief Executive Officer
▪	Rick D. Kasch – President, Treasurer, Officer, Chief Financial Officer, and Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of July 2011.

Enservco Corporation

By: /s/ Rick D. Kasch
Rick D. Kasch, President

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